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This filing contains the transcript of a joint conference call held by Agere
Systems Inc. and LSI Logic Corporation on December 4, 2006:


      CONFERENCE CALL TRANSCRIPT - LSI LOGIC AND AGERE SYSTEMS ANNOUNCEMENT

CORPORATE PARTICIPANTS
 Phil Brace
 LSI Logic Corp. - SVP Corporate Planning/Marketing

 Abhi Talwalkar
 LSI lOgic Corp. - President, CEO

 Rick Clemmer
 Agere Systems - President, CEO

 Bryon Look
 LSI LOgic Corp. - CFO

 Peter Kelly
 Agere Systems - EVP, CFO



CONFERENCE CALL PARTICIPANTS
 Suji De Silva
 Cathay Financial - Analyst

 Mark Edelstone
 Morgan Stanley - Analyst

 Charlie Glavin
 Needham & Company - Analyst

 Sumit Dhanda
 Banc of America Securities - Analyst

 Seogju Lee
 Goldman Sachs - Analyst

 Shebly Seyrafi
 Caris & Company - Analyst

 Srini Pajjuri
 Merrill Lynch - Analyst

 Craig Berger
 Wedbush Morgan Securities - Analyst

 James Poyner
 Hapoalim Securities USA - Analyst

 Bill Lewis
 JPMorgan - Analyst

 Tayyib Shah
 Longbow Research - Analyst

 Harlan Sur
 Morgan Stanley - Analyst

 Jack Schneider
 Coburn Capital - Analyst




 PRESENTATION



-------------------------------------------------------------------------------
Operator


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
                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Dec. 04. 2006 / 8:00AM ET, LSI - LSI Logic and Agere Systems Announcement
--------------------------------------------------------------------------------

 Good day, ladies and gentlemen. Thank you for standing by. Welcome to the LSI Logic Agere Systems conference call to discuss the transition announced this morning. At this time all participants are in a listen-only mode. Later we will conduct a question-and-answer session. (OPERATOR INSTRUCTIONS) As a reminder, this conference is being recorded. I would now like to turn the call over to Phil Brace, Senior Vice President corporate planning and marketing at LSI. Please go ahead, sir.


-------------------------------------------------------------------------------
 Phil Brace  - LSI Logic Corp. - SVP Corporate Planning/Marketing


 Good morning, and thank you for joining us on today's call to discuss the exciting combination of LSI and Agere Systems. Before we get started I would like to remind you that during the course of this conference call we will make forward-looking statements. We caution you that such statements are predictions, are subject to risks and uncertainties and do not guarantee future results, a level of activity, performance or achievement. Actual events or results may differ materially from these statements.

In any forward-looking statements in which LSI or Agere expresses an expectation or belief as to future results such expectation or belief is expressed in good faith and believed to have a reasonable basis but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. In our forward-looking statements and all other statements that are not historical facts reflect our beliefs and predictions as of today.

Also LSI and Agere are not obligated to update forward-looking statements made during the call to reflect events or other circumstances after the date of the call. For a detailed description of these risks and uncertainties please refer to the documents LSI and Agere have filed from time to time with the SEC over the past twelve months including our most recent forms 10-K and 10-Qs. During this call we will also be citing GAAP results as well as our results excluding special items, a reconciliation between the GAAP to non-GAAP results which exclude special items can be found on the homepage of our website, LSI.com.

With that, it is now my pleasure to introduce Abhi Talwalkar, LSI Logic's President and Chief Executive Officer.


-------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Thanks, Phil. Good morning, ladies and gentlemen. Joining me on today's call to discuss our strategic combination with Agere Systems are Rick Clemmer, Agere Systems President and Chief Executive Officer; Bryon Look, LSI Logic Chief Financial Officer and Peter Kelly, Agere Systems Executive Vice President and Chief Financial Officer. This is a very exciting time for all of us. The combination of LSI and Agere will transform our company into a leading provider of building block solutions including semiconductors, systems and related software. We will have an unparalleled innovation pipeline and a broad array of competitive, customer value products and solutions in large and growing markets including storage, networking and consumer electronics, such as the mobile handset as well as home entertainment.

The combined company which will take the LSI Logic name would have had annual revenues approximately $3.5 billion on both companies' last four reported quarters. Together our companies operate in more than twenty companies, boast a combined workforce of approximately 9100 employees including nearly 4300 engineers. The new company will also own a substantial patent portfolio consisting of more than 10,400 issued and pending U.S. patents. I hope that you have had an opportunity to review our press release that we issued earlier this morning. We have also put together a brief slide presentation that is meant to serve as a framework for today's call.

Before we begin going through the slides Rick Clemmer, Agere's President and Chief Executive Officer will spend a few moments sharing his perspective on today's announcement. I will then walk you through some of the transaction highlights, including key terms, the compelling strategic rationale and the many benefits we expect the transaction to create for the customers, shareholders and employees of both LSI and Agere. After that we will open it up for your questions. It is now my pleasure to introduce Rick Clemmer.


--------------------------------------------------------------------------------
 Rick Clemmer  - Agere Systems - President, CEO


 Thanks, Abhi. All of us at Agere are very proud of what we've accomplished over the last year and are excited to open a new chapter by joining forces with LSI. Fiscal 2006 Agere achieved its first full-year profitability as a public company. We were able to accomplish this important milestone by successfully executing the first two phases of our three-phase turnaround plan. In the first phase we made changes to our leadership team and established a corporatewide vision and strategy. Generating improved operating income and profitability were the cornerstones of Phase II. Our third phase where we are well underway to being able to achieve the design wins we have in-house and the customer commitments that we have that will begin to shift in the next four or five months.


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

When the opportunity to join forces with LSI presented itself we quickly realized that the opportunities for strategic investment and customer expansion to drive profitable revenue growth resulting from this combination were significantly greater than what we could have achieved on our own following the completion of Phase III. Our complementary products, cultures, capabilities together with the greater size and the scale of the combined company will give us a strong foundation to pursue new growth opportunities, while enhancing the range and quality of the products and solutions we offer our existing customers.

Agere shareholders will benefit from the synergies and enhanced growth prospects that will result from creating a larger more competitive organization. Together our two companies will be well positioned to achieve greater success. As mentioned in this morning's press release, Abhi will become President and Chief Executive Officer of the combined company. I have the utmost in confidence in Abhi as CEO of the combined company. As many of you already know Abhi is a seasoned industry veteran with over twenty years of management experience in the high-tech industry. His vision and extraordinary track record of success as a leader and innovator will serve the company well as it moves into the next phase of growth. That concludes my remarks. Back to you Abhi.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Thanks, Rick. I would like to begin with an overview of the transaction. This is an all-stock transaction with an equity value of approximately $4 billion. Under the terms of the agreement Agere shareholders will receive 2.16 shares of LSI for each share of Agere they own. Based on the closing of stock price of LSI on Friday, December 1st, this represents a value to Agere shareholders of $22.81 per share. Pro forma ownership of the new company will be approximately 52% for current LSI shareholders and approximately 48% for Agere shareholders.

On an organizational level I will serve as the CEO of the new company and LSI non-executive Chairman Jim Keyes will continue to serve as non-executive Chairman of the Board of Directors. The Board will be comprised of a total of 9 directors, 6 designated by LSI and three designated by Agere. The new LSI will be headquartered in Milpitas, California with a significant presence including R&D in Agere's Allentown, Pennsylvania location, and we will have various other offices worldwide. The transaction is expected to be completed in the first quarter of 2007, subject to approval of LSI and Agere shareholders and customary closing conditions including regulatory approvals.

We also announced today that the LSI Board of Directors has authorized a stock repurchase program of up to $500 million. The repurchases will be funded from available cash and short-term investments. The combination we have entered into with Agere reflects the extraordinary progress both companies have made in enhancing our core business operations and strengthening our financial foundations. Simply put this transaction would not have been possible without the successful transformation we have achieved at LSI and a simultaneous execution of Agere's turnaround plan under Rick's very able leadership.

Over the last 12 to 18 months we have each established strong new leadership teams, realigned our strategic business focuses and introduced aggressive companywide initiatives to achieve improved synergies across productlines with the objective of delivering long-term growth and profitability. As a result of these initiatives we are both stronger, more competitive companies than were one year ago. It is clear to both of our companies that by joining forces now at this critical inflection point we can accelerate the positive momentum that we are experiencing separately and establish a larger, stronger and more efficient foundation on which to build as we move forward.

The next few slides provide a more in-depth look at the target markets of each company. As you will see, there are many complementary capabilities that exist between Agere and LSI. LSI, as many people know, has an unparalleled position in enterprise storage with one of the broadest storage building block portfolios in the industry. LSI's products and technology span from interface controllers and hard drives to SAN fabric silicon, to midrange enterprise rate disk systems. Our storage customers include the likes of Seagate, IBM, HP and Brocade.

In the communication space LSI has had a long history of delivering leadership custom silicon to datacom and telecom equipment companies such as Cisco, Alcatel and most recently with Huawei. In the consumer space LSI has been an innovator for more than 15 years with leading solutions in media processing. We have a leadership market segment share position in the growing DVD recorder market segment and have recently announced our next generation architecture that supports MPEG-4 and H.264 media processing.

Agere is a leader in each of its core markets. Agere is a strategic supplier to Seagate with SOCs and all of Seagate's desktop, notebook and consumer platforms. They have also been successful in expanding their customer base with recent wins at Samsung and other Asian part disk drive customers. Agere is also dramatically growing its share in the preamplifier market, turning nearly every major disk drive manufacturer into a customer.


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

In mobility, the relationship with Samsung has expanded and Agere will continue to benefit from growth in EDGE and the deployment of 3G. Their standard product base band and protocol stack solution have allowed them to grow share at Samsung and expand their customer base. In networking Agere has successfully leveraged their packet processing capability to expand into new access applications, such as small and medium business gateways. In all three businesses Agere has a solid design win base to drive future growth.

This slide illustrates the three overarching benefits we expect to realize and pass on to our key stakeholders as a result of this transaction. Namely growing our revenue engines, extending our industry leadership and strengthening our financial position. LSI's well-established presence in storage and consumer electronics market and Agere's broad footprint in storage, mobility and networking will enable the combined company to drive growth and shareholder value through the strengthening of our franchises in our market segments in the expansion of our existing customer relationships. By leveraging our increased scale, expanded IP portfolio and integrated workforce, LSI expects to be a stronger, more competitive innovator of core technology and building block solutions that enable businesses and consumers to store, protect and stay connected to their information and digital content. Together we will be better positioned to realize significant operating synergies which we expect to amount to at least $125 million in 2008. The transaction is expected to be slightly dilutive in 2007 due to the effects of purchase accounting and meaningfully accretive in 2008 to earnings per share on a non-GAAP basis.

The strength of the combined storage business is very clear given our complementary offerings. I will provide more specifics on the collective storage position and growth opportunities there in subsequent slides but let me now spend some time on network and consumer. We view the network market space as being comprised of wired and wireless public infrastructure, enterprise connectivity which includes access to both -- access to as well as interconnect within the enterprise and small and medium business connectivity which also includes access to and within. These network segments represent great growth opportunities for the combined company given industry trends, such as the buildout of IP networks in 3G infrastructure, 10-gig Ethernet enterprise buildout and IP-based services being offered to small and medium businesses. The combined IP scale and scanner products especially those offered by Agere positions us well to seize these growth opportunities.

In the consumer market the combined company will be participating in two large high-growth market segments, the one billion unit plus mobile handset market segment and the home entertainment market segment. Both companies are deeply engaged with market makers in these segments and the combined scale allows us to build on these positions.

In the enterprise storage space LSI is particularly strong in enterprise hard disk drive controllers for the silicon for the fabric interconnect, SAS and SCSI host controllers, RAID processors and OEM systems that get sold into the enterprise. Agere is very strong in re-channels, preamplifiers, motor controllers, disk controllers as well as key custom silicon in the HBA and fabric space. Agere also has a strong position at desktop, notebook and consumer segments, a combined storage operation gives the new LSI a major presence in all key segments of storage that will further drive growth.

In the hard disk drive area the combined company is now positioned to provide solutions for all segments of the storage market. Agere has best-in-class re-channel and preamp for our technology and provides competitive solutions in the desktop, notebook and consumer applications. LSI has a strong presence in hard disk drive controllers for the enterprise. The combined company now has the opportunity to grow its footprint with existing customers and expand the customer base for all segments.

One of the key benefits of the transaction is the increased scale and industry-leading positions that the combination will provide. Between the two companies we will have an R&D capability that will be the envy of our competitors. With an engineering population of over 4200 engineers, including over 1700 Ph.D.'s and MSEE's the combined company will have an impressive innovation pipeline that is expected to fuel the growth of the company going forward. I am confident, and I know this is a belief that everyone here with me today shares, that the new LSI we are building will be even greater than the sum of its parts. LSI and Agere share a rich heritage of innovation and thought leadership in creating enabling technologies to bring people and information together.

Let me now talk briefly about the high points on financials. As you can see our combined financial profile will be greatly strengthened. In addition to a combined revenue level of $3.5 billion based on our respective past four quarters ended September 30, 2006, the combined company will be well positioned to drive sustainable long-term revenue growth with multiple growth engines. As for operational efficiencies we expect to realize significant cost savings in calendar year 2007 and cost savings of at least $125 million in 2008 and thereafter. We expect to achieve these savings in areas of manufacturing and operating expenses and both companies have demonstrated the ability to do this over the past 18 months. The combined cash position will be in excess of $1.4 billion net of LSI's convertible redemption in November this year. Finally we expect this transaction to be meaningfully accretive to non-GAAP EPS in 2008 before any effect of our announced share repurchase program.

To ensure that we realize all of these important financial outcomes, as well as the other benefits we expect this transaction to create, we are forming a joint integration planning team to be led by Rick and I. This team will work to achieve a seamless transition from a customer service


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

and product delivery perspective. We are committed to leveraging the talent and experience both companies to make our combined company a strong formidable competitor that will also be agile enough to respond quickly to changes in our operating environment and the evolving needs of our customers.

Finally, as you can see our combination creates a number of significant intangible benefits for all our key constituencies. Shareholders of the combined company can look forward to improved value creation prospects that will come from sustainable, long-term growth and profitability and significant annual operating synergies. The $500 million stock repurchase program our Board has authorized underscores our commitment to delivering value for our shareholders. Employees will be part of an organization that is more competitive and has a stronger industry position that either of our companies could achieve on a stand-alone basis, and we will be able to offer our customers greater value through our increased scale and resources including expanded technology, design competencies and systems expertise as well as more R&D in focused areas.

This concludes our prepared remarks. It has been a pleasure to share our thoughts and excitement about this transaction with you. I hope our discussion today has give you an even better understanding of the many opportunities and benefits we expect to realize as a result of this combination. We are confident that the new LSI will be in an excellent position to deliver tangible and sustainable value to its shareholders in an even wider array of innovative, value added products and solutions to our customers. I am personally very excited about the prospects for improved profitable growth in value creation that lie ahead and look forward to bringing you up-to-date on our progress as we move through the integration process and beyond.

With that, we would be happy to take your questions. Operator.



 QUESTION AND ANSWER



--------------------------------------------------------------------------------
Operator


 (OPERATOR INSTRUCTIONS) Suji De Silva, Cathay Financial.


--------------------------------------------------------------------------------
 Suji De Silva  - Cathay Financial - Analyst


 Congratulations on the deal. So on the combined portfolio, I guess Abhi I want to ask you, now you have quite a few segments you are in. Maybe you can talk about what you envision being the target mix for the company as you go out a couple years? Which areas might you be more emphasizing here and which ones, perhaps not as strategic to where you see the company going?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I think it is probably too early to really talk about what is going to happen in two, three years, but clearly our focus here is to combine these two companies to establish a powerhouse in networking, consumer and storage segments. And our objective here is to extend and enhance our strong storage position both networking and consumer, represent high growth opportunities for us to combine scale will allow us to seize on those growth opportunities, so we are going to be clearly focused across those three market segments.


--------------------------------------------------------------------------------
 Suji De Silva  - Cathay Financial - Analyst


 And real quick on the cost synergies you've laid out, how much of that they have identified here in the press release has already been in process versus how much of that will be acceleration as a result of the merger?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Nothing has been in process since just announced the definitive agreement.


--------------------------------------------------------------------------------
 Suji De Silva  - Cathay Financial - Analyst


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

 I meant for the company's plans prior.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 No. The $125 million identified are all new that we result from the combination.


--------------------------------------------------------------------------------
 Rick Clemmer  - Agere Systems - President, CEO


 This is purely incremental. All of the other cost reductions that we've achieved at Agere have already been achieved. And this is incremental to that.


--------------------------------------------------------------------------------
 Suji De Silva  - Cathay Financial - Analyst


 Great. That helps, and then last question, guys on the storage landscaping Abhi and Rick, what made this sort of a timely combination here in terms of what you are seeing in the storage landscape?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO

 I think what was timely about this, as I said in the talk, is both companies have done a tremendous job over the past 12, 15 months in transforming our companies and generating momentum; bringing the two companies together at this juncture will allow us to just accelerate that momentum.


--------------------------------------------------------------------------------
 Suji De Silva  - Cathay Financial - Analyst


 Great. Thanks, guys. Good luck.


--------------------------------------------------------------------------------
Operator


 Morgan Stanley, Mark Edelstone.


--------------------------------------------------------------------------------
 Mark Edelstone  - Morgan Stanley - Analyst


 Congratulations, and especially to Rick and Peter for getting the company in shape here to get this done. Abhi, can you give us your view, my guess is that if we look at the storage IC market that the combination here is going to make you guys number one. First, is that your impression, and then I had a follow-up question for you on the communication strategy.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I think we clearly have an unparalleled position across semiconductors and storage.


--------------------------------------------------------------------------------
 Mark Edelstone  - Morgan Stanley - Analyst


 If you talk about the datacom and telecom businesses between the two that is clearly an area where the companies have not had a tremendous amount of scale; when you combine the companies you will see an advantage there. Can you just talk about the markets and strategies that you would have going forward to fortify your position there?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO



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


 I think that is a very good point. I think the combined companies will have revenues in this space of networking across both within the enterprises, whether they are small or large, as well as external in terms of infrastructure of about $850 million. So that does provide a scale. Both companies have areas of that particular business that are sort of what we refer to as legacy business. But where the growth focus is for both companies I think is where the growth is in the marketplace. There is clearly a buildout in terms of 3G sort of networks as well as IP packet processing networks, the small and medium business area represents a significant growth opportunity around these IP packet services and that is clearly where Agere has been focused and has leadership to apology. I think the combined entity is also very well positioned to drive growth in penetration within the enterprises. Again medium and large enterprises around routers and switching technology based on Ethernet. We already have a strong position in fiber channel fabrics.


-------------------------------------------------------------------------------
 Rick Clemmer  - Agere Systems - President, CEO


 If I could just add, Mark, I think the real opportunity in the networking side is to match the unparalleled platform that LSI has in concert with us on the semiconductor electronics for the storage industry. And we think with the combination gets us the potential strength and power to create a platform that is just as compelling as it is in storage. So you know we've been working hard taking in from the telecom infrastructure side with the opportunity to drive carrier class capability down to the SMB market on packet processing. And you know we think this just strengthens that and gets us that much better opportunity to be successful.


--------------------------------------------------------------------------------
 Mark Edelstone  - Morgan Stanley - Analyst


 Good luck, guys. Thanks a lot.


--------------------------------------------------------------------------------
Operator


 Charlie Glavin, Needham & Co.


--------------------------------------------------------------------------------
 Charlie Glavin  - Needham & Company - Analyst


 My congratulations to both as well. Abhi, maybe more for you there, there are certain things that Agere brings to the table that you guys have not been involved in, particularly on the headset and the wireless side. Are there certain things that you you've matched, is now going to be looking at in terms of markets that you guys have not been getting into that with this acquisition had been now opened up for LSI?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Well, I mean, it matches as you referred to in terms of our home entertainment efforts within the home around product categories such as set top box, DVD recorders as well as digital TV, we continue to be focused on building those product lines. But clearly the combination and with Agere's very strong position in mobility -- and clearly it was also something that we had always been looking at, which is how does LSI participate in this $1 billion unit market and Agere allows us to do that with not only leadership technology but working very closely with the market makers such as Samsung. So I see the two companies looking and further evaluating the growth opportunities as we combine the efforts in the consumer space.


--------------------------------------------------------------------------------
 Charlie Glavin  - Needham & Company - Analyst


 And I noticed that Bill Watkins from Seagate expressed his support on this deal at least within the press release. Can you describe in terms of going forward the say the Anaconda platform, the ARM-based platform for Agere, how that works with you? Have you guys actually been doing any sort of joint designs, maybe not together but has Seagate actually had the teams together there, particularly over the last 6 to 18 months?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 The teams as in the LSI and Agere teams?



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

--------------------------------------------------------------------------------
 Charlie Glavin  - Needham & Company - Analyst


 Yes.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 No, the teams have not been working together.


--------------------------------------------------------------------------------
 Charlie Glavin  - Needham & Company - Analyst


 Okay.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 When you look at Anaconda we are on schedule, and we think it gives us the re-channel that can add the broad array to actually enter into the enterprise space. So by having the combination of LSI's experience in enterprise space combined with the Anaconda technology that rolls out early next year we think puts us in an excellent position to be a supplier into Seagate at the enterprise level as well.


--------------------------------------------------------------------------------
 Charlie Glavin  - Needham & Company - Analyst


 Thanks, Rick. Thanks, Abhi.


--------------------------------------------------------------------------------
Operator


 Sumit Dhanda, Banc of America.


--------------------------------------------------------------------------------
 Sumit Dhanda  - Banc of America Securities - Analyst


 Abhi, a couple of questions for you. In terms of the dilution to '07 you said it is slightly dilutive. Any more granularity to offer up? You did say there are some significant cost savings next year. And then exactly when do the cost savings start to kick in? Is it the second quarter of next year? If you could just add some color?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Let me give you what color I can, and clearly if you want to go deeper, Bryon can offer some or Peter. As you know, the closing itself is sort of looked at as potentially something that will happen in Q1 of the calendar year so that certainly modulates the amount of cost savings that we can generate next year. But we anticipate this to be actually accretive once you factor in the deferred revenue around the IP revenues that exist in terms of some purchase accounting requirements that we have. But we will start generating cost savings immediately after the closing. In terms of the $125 million that we've referred to for 2008, that goal is to deliver that $125 million for the entire part of 2008.


--------------------------------------------------------------------------------
 Bryon Look  - LSI LOgic Corp. - CFO


 So to make it more clear, Sumit, breakeven to slightly accretive to our non-GAAP 2007 EPS excluding the effect of the deferred revenue treatment under purchase accounting and meaningfully accretive to our 2008 EPS on a non-GAAP basis.


--------------------------------------------------------------------------------
 Sumit Dhanda  - Banc of America Securities - Analyst



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


 That helps. The second question I have for you, Abhi was seems like it's a little bit of a shift in strategy as opposed to an LSI Logic which was divested businesses, refocusing on a couple of verticals to looking at a broader spectrum of businesses going forward and actually adding to your existing businesses. So I guess the first question is fundamentally what really drove this call it a slight change in strategy?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 From the onset the objectives or transformation was to build multiple growth franchises for the company. And the combination allows us to do that, allows us to have an unparalled position in storage. It allows us to go seize growth opportunities in networking consumer. The combined positions in those two markets along with the combined scale and the investment base that will have and a very talented workforce we will be able to grow in those two markets.


--------------------------------------------------------------------------------
 Sumit Dhanda  - Banc of America Securities - Analyst


 And finally I guess on the DSP side or on the base band side given that you have now a presence in mobility going forward, how do we think about that? It's a very competitive market, requires a huge R&D effort. Is that a business that you really want to be in longer-term given how strongly competitive you [are] there?


--------------------------------------------------------------------------------
 Rick Clemmer  - Agere Systems - President, CEO


 Maybe we should clarify the current status of that business. Our base band business which is keyed off of primarily the software stack with Samsung in the leadership position but also serving Amoi, one of the top three handset providers in China and they have been working with Chi Mei on a low-cost 3G handset design. But if you look at that business, that business has just turned profitable a couple quarters ago, so with the resources that we have focused and the customer commitments that we have relative to our volume purchase agreements that have just been concluded, we think we can continue to improve that profitability throughout fiscal '07 up to mid to high single digit levels. So unlike many of the other companies that are struggling in the base band area and losing a lot of money, our business is actually profitable and gives us a foundation to be able to realize the full growth potential associated with it. So I think the opportunity to come together and to accelerate the transition to the next node of technology through the investments that we can make together positions it well as well as potentially even bringing some additional functionality to the base band itself.


--------------------------------------------------------------------------------
 Sumit Dhanda  - Banc of America Securities - Analyst


 Thank you very much.


--------------------------------------------------------------------------------
Operator


 Seogju Lee, Goldman Sachs.


--------------------------------------------------------------------------------
 Seogju Lee  - Goldman Sachs - Analyst


 Congratulations all around. Abhi I guess this answers my question about your re-channel strategy. But just in terms of I realize that Agere had some significant tax assets, which in at Agere could have been applied to an asset sale. Can you just talk about how that comes over and how that can be applied going forward?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Let me let Bryon and Peter answer that question.


--------------------------------------------------------------------------------
 Bryon Look  - LSI LOgic Corp. - CFO



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



 I think just to reiterate, we see a lot of opportunities here in the combination across each of the businesses and positions that the two companies have. So yes, I think you're referring to could there have been an alternate transaction perhaps just related to storage, and we see a lot of value across the board.


--------------------------------------------------------------------------------
 Peter Kelly  - Agere Systems - EVP, CFO


 And you don't lose the NOLs in the second 382; basically you can take 5% of the fair market value of the company just before the change in control over the next twenty years. So both ourselves and LSI have very tax effective structures, and we would look to continue to drive our business that way as we go forward.


--------------------------------------------------------------------------------
 Seogju Lee  - Goldman Sachs - Analyst


 Just in terms of the expense savings, Abhi, I am guessing those are in terms of how you're looking at it in terms of just sharpening the focus, in terms of the operations and also some manufacturing savings at this point and it doesn't entail say exiting any particular business at this point.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 No, those savings are driven out of operational efficiencies and efficiencies that we will realize based on the manufacturing scale of the two companies combined.


--------------------------------------------------------------------------------
 Seogju Lee  - Goldman Sachs - Analyst


 And in terms of the CY '08 do you think that is at a full run rate at that time, or just in terms of the timing and when they fully come in, how should we see that?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 As in do we anticipate more in 2009 and beyond?


--------------------------------------------------------------------------------
 Seogju Lee  - Goldman Sachs - Analyst


 Yes.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I mean clearly our focus is going to continue to drive a very efficient operation as we drive our focus across our focus segments. So that 125 is for the entire year, and we will always be focused on driving efficiencies.


--------------------------------------------------------------------------------
 Seogju Lee  - Goldman Sachs - Analyst


 Great. Thanks. Congratulations.


--------------------------------------------------------------------------------
Operator


 Shebly Seyrafi, Caris & Co.


--------------------------------------------------------------------------------
 Shebly Seyrafi  - Caris & Company - Analyst



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


 Thank you very much and congratulations on this excellent deal. So Agere has talked about upsides in terms of revenue growth to say 15 to 20% not formerly guided but say upside potential and if you X out PortalPlayer and Sony for LSI we are talking about around maybe 10%, 11% growth maybe '08. So I am wondering whether, Abhi, you see the acquisition of Agere as increasing say the upside revenue growth potential let's just say in the midteens from near 10 to 11%. Is that the way you generally see the upside potential increasing?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I am not going to comment on the specific numbers and so forth. Also in terms of Sony there is no Sony revenue whatsoever in the LSI revenue profile for 2006. I see the upside potential coming from combining our two companies that will allow us to deliver a much more broader product portfolio, as well as obviously drive further penetration in shared wallet growth within our customer base.


--------------------------------------------------------------------------------
 Shebly Seyrafi  - Caris & Company - Analyst


 But I think it is fair to say, Abhi, that your communication segment has not been as much of a growth segment as the other segments, say the consumer expectation in storage, etc. And LSI I'm sorry Agere has talked about higher growth rates there. Do you see your communication business now having better growth prospects? And if so, how much more do you see how that growth increases?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Clearly as a combined company as we said earlier will be well positioned in various segments within networking, both communications in terms of external to enterprises in terms of public infrastructure and access, as well as all the interconnected networking within the enterprise. So I think the combination is positioned to drive new growth engines in that particular area on top of the growth that you alluded to that Agere is looking at next year.


--------------------------------------------------------------------------------
 Shebly Seyrafi  - Caris & Company - Analyst


 And finally, do you care to state about how accretive you expect EPS to be in '08 or a range of EPS increases to your numbers in '08?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 At this time it is best to characterize it is meaningfully accretive, and that is ahead of the $500 million repurchase program.


--------------------------------------------------------------------------------
 Shebly Seyrafi  - Caris & Company - Analyst


 Thank you.


--------------------------------------------------------------------------------
Operator


 Srini Pajjuri, Merrill Lynch.


--------------------------------------------------------------------------------
 Srini Pajjuri  - Merrill Lynch - Analyst


 Bryon, just a couple of clarifications. One, do you have a longer-term model in mind and are you targeting certain gross margin and operating margin with this acquisition. And then the second one is any changes to your manufacturing strategy going forward?


--------------------------------------------------------------------------------
 Bryon Look  - LSI LOgic Corp. - CFO


 I think relative to the business model both of our companies have made significant progress with our operations over the last couple of years, moving towards our respective (indiscernible) targets and including delivery of double-digit operating margins. We certainly expect that through



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

the combination and we identified certainly savings that will drop to the bottom line that we will be able to further improve the profitability of the new company. So we would expect as we go forward here that we would be providing a new target business model; not prepared to do that at the current point in time. And relative to the manufacturing strategy I don't see a change in the strategy there; I do see that there is significant opportunities through the scale that we have to be able to drive further improvements in terms of cost to sales.


--------------------------------------------------------------------------------
 Srini Pajjuri  - Merrill Lynch - Analyst


 Thank you.


--------------------------------------------------------------------------------
Operator


 Craig Berger, Winbush Morgan Securities.


--------------------------------------------------------------------------------
 Craig Berger  - Wedbush Morgan Securities - Analyst


 With the storage group do you see the largest incremental opportunities in sort of desktop, mobile or small form factor?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Craig, you're very familiar with the growth initiatives we have on the enterprise space in terms of productline expansion on the semiconductor side and expansion in the system space. If you look at the combination especially as it pertains to hard disk drives that is projected to be a $4.5 billion market in 2009, in terms of our collective position today we would have a very strong position yet far from saturated which allows us to drive significant growth across really all segments. Enterprise, desktop as well as consumer and notebook through all the players that are in that market.


--------------------------------------------------------------------------------
 Craig Berger  - Wedbush Morgan Securities - Analyst


 Can you assess the performance of the storage products in desktop and mobile versus that of Marvell? And I ask that because Marvell has been making noise about getting into Seagate on the enterprise side. Can you also comment on that?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Let's be clear. Marvell is in Seagate on the enterprise level, and to this point in time Marvell has not been successful with any platforms in the desktop or consumer space. The alliance that Agere has with ST based off of our industry-leading re-channel technology and now with future designs moving forward with an ARM-based controller, we think puts us in an excellent leadership position. We continue to get favorable feedback from Seagate and we are in a very good position there. And as we talked about earlier, the re-channel technology we have under development under Anaconda will give us the breadth of market coverage such that we think it has an opportunity to participate in the enterprise space. So we are very well positioned there and are not concerned about any comments that Marvell may make or have.


--------------------------------------------------------------------------------
 Craig Berger  - Wedbush Morgan Securities - Analyst

 Okay. Thank you. Can you briefly review the combined company's manufacturing facilities and strategies?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I think our manufacturing strategy as Bryon said earlier, LSI has a fabless strategy that we implement and executed to, I think most people are familiar with Agere who has had a fab like strategy. They have a JV with Chartered Semiconductor they refer to as SMP. We don't anticipate the manufacturing strategy changing relative to assembly and test. LSI uses all external assembly and test facilities. Agere has an assembly and test capability; we have looked at that. I have been impressed with that operation in terms of sort of its overall advantage that it has provided Agere




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



and Rick and the management team from a cost standpoint, as well as the service orientation that it provides. So we don't anticipate changes to our manufacturing strategy.


--------------------------------------------------------------------------------
 Craig Berger  - Wedbush Morgan Securities - Analyst


 Thanks a lot.


--------------------------------------------------------------------------------
Operator


 James Poyner, Hapoalim Securities.


--------------------------------------------------------------------------------
 James Poyner  - Hapoalim Securities USA - Analyst


 This is for LSI initially. You've said in the past that on your consumer electronics business that you would probably need to do acquisition there to give you better critical mass going forward. Does this deal put that strategy on hold? In other words are you unlikely at this point to do a significant acquisition on the consumer electronic side while you are integrating the Agere deal? And second question just to be clear, my thinking is that LSI has not had much if any exposure directly in the cellphone market until this Agere deal.
Is that correct?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 That is correct to your last question. And to your first question, we still believe that the consumer categories that we've talked about in our calls represent high-growth markets of 30 to 50% from a growth standpoint. We continue to drive a diversification of that business to drive diversification beyond the DVD recorder space and we're still focused on doing that. Clearly our immediate focus is to drive a successful integration of this combination of Agere and LSI.


--------------------------------------------------------------------------------
Operator


 Bill Lewis, JPMorgan.


--------------------------------------------------------------------------------
 Bill Lewis  - JPMorgan - Analyst


 Thanks, and congratulations. It would seem that this transaction that the mix of semiconductors versus systems is going to significantly increase on the semiconductor side. Have you thought or rethought the Engenio business within that context and whether you will look at separating that?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Absolutely not, Bill. We've also had this discussion with you and many of the analysts; the silicon to system strategy that we've been driving over the last 12 months has been embraced by our customers. It delivers value that they are seeking for it, allows them to drive their R&D at innovation levels above that. I don't see any changes whatsoever to that strategy. It has been working very effectively for us.


--------------------------------------------------------------------------------
 Bill Lewis  - JPMorgan - Analyst


 Okay, and then on the IP side, Agere has talked about becoming more aggressive about generating licensing revenue in the '08 timeframe and beyond. Are you going to pursue that strategy?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO



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


 Absolutely, and I think what I am excited about is Agere has certainly demonstrated the ability to apply its capabilities of harvesting that value and generating value for its shareholders. LSI has nearly 3500 patents. We had just started working on our own harvesting capability. I am anxious to get the Agere capability applied to that to start delivering value there as well.


--------------------------------------------------------------------------------
 Bill Lewis  - JPMorgan - Analyst


 And last question if I could just on ASICs versus standard products, at least at LSI you have been deemphasizing a lot of your traditional ASIC business. Got out of RapidChip. Now with Agere maybe you're taking on more. What is going to be your view on the balance (multiple speakers)?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I don't see us taking on more ASICs. In fact I think both companies have been very focused on driving market led strategies where we have a vast array of standard products and all the associated firmware and software above that, as well as even reference systems. And that strategy continues. I think we have absolutely been moving away from a broad merchant market ASIC strategy and this combination just further accelerates that if you look at the Agere productline.


--------------------------------------------------------------------------------
 Bill Lewis  - JPMorgan - Analyst


 So that trend should continue towards standard products?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Well I think the way to look at it is there are certain markets, take the hard disk drive market for example, there is a number of markets across our three areas of focus that continue to use custom silicon. Because that is what those systems companies require and that is what supports their overall differentiation strategy in the marketplace. So we will continue doing that but neither company really is driving a broadbased ASIC market, merchant market strategy.

--------------------------------------------------------------------------------
 Rick Clemmer  - Agere Systems - President, CEO


 Certainly on the Agere side the only place where we use ASIC is the way to meet a customer requirement based off of our core technology. So a good example of that is in the storage area networks with the 4-gig HBA where it is based off of our [certis] capability. Clearly there is ASIC built around that to customize it but it is truly built off the certis capability. We have not been in the market looking significant designs that are just broadbased bag of gates designs.


--------------------------------------------------------------------------------
 Bill Lewis  - JPMorgan - Analyst


 Great. Thank you.


--------------------------------------------------------------------------------
Operator


 Tayyib Shah, Longbow Research.


--------------------------------------------------------------------------------
 Tayyib Shah  - Longbow Research - Analyst


 A question on the handset and consumer business. How do you expect to join your media processor application technology with what Agere is doing in that space? And if you plan to do that what sort of timeline are you looking at for you guys to have some working products out in the market?



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

--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Clearly we have had those discussions in terms of the potential synergies that come from Agere's based band chipsets and bringing that together with some of the application processor capability that we have. I think its too early and premature for me to comment here. But as we get closer to closing and certainly post close we will be able to provide more insight into future potential there.


--------------------------------------------------------------------------------
 Tayyib Shah  - Longbow Research - Analyst


 And then you didn't quite have the scale in the consumer business in the past, and it seemed that you always had a timeline in mind to evaluate that business and see whether it would increase in terms of scale and profitability. Does this merger achieve that thinking, or are you going to stick with the consumer business on a longer-term basis and see where it goes from here?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 As I said earlier, the consumer marketplace represents a significant growth opportunity -- the combined company affords us scale to continue to drive growth in consumer as well as the other two segments. We have been driving ourselves and the management team to a specific set of milestones to diversify that consumer business and to growth that business and we will continue to drive to that set of milestones.


--------------------------------------------------------------------------------
 Tayyib Shah  - Longbow Research - Analyst


 Does the merger change your thinking on some of your legacy networking business that you were exiting?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 You know, frankly it doesn't because the legacy networking business that we are exiting was merchant market ASIC oriented. So that is why we moved away from that. If I look at the Agere product base in networking and communications, it is heavily predicated on standard products, also with a very capable solution stack. So, no, I don't believe so.


--------------------------------------------------------------------------------
 Tayyib Shah  - Longbow Research - Analyst


 And finally, are there any parts of the combined company that don't procure longer-term strategy that can look towards exiting any product lines like that?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 We're going to continue to obviously through the integration process and beyond make sure that we sharpen our focus around our core segments. We are not at this point in time ruling out any potential divestitures or disinvestments. But that is something that we will work on over the transition phase.


--------------------------------------------------------------------------------
 Tayyib Shah  - Longbow Research - Analyst


 Thank you, guys.


--------------------------------------------------------------------------------
Operator


 Harlan Sur, Morgan Stanley.


--------------------------------------------------------------------------------
 Harlan Sur  - Morgan Stanley - Analyst



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

 Thank you and good morning. Congratulations, Abhi and for the whole team. Abhi, clearly LSI's value proposition has been a systems to silicon to software very broadbased approach to what I think is capturing significant leadership in the storage systems market, where the barriers to entry are extremely high. And from my perspective the big differentiator has been the systems and software expertise. It is clear that Agere has compelling silicon technology. How do you assess Agere systems and software capabilities?


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 I will say a few comments, and then I will have Rick add to it as well. I think Agere especially in the areas of networking and I think this applies really in all their categories but I want to talk about networking here to build on your comment and your question. In the networking space Agere has a significant software base, as well or firmware base that goes with those products. And we've had some discussions as to how do we take some of what we've learned in terms of the systems capability to help drive and accelerate some of the great technology that Agere has at the silicon software level in the networking space.


--------------------------------------------------------------------------------
 Rick Clemmer  - Agere Systems - President, CEO


 If you look at one of the product areas that we've been very focused on recently at Agere, really taking our carrier class capability for packet processing and moving that down to the SMB market as well as the high-end consumer market. One of the things that we've been able to do is through the utilization of software have a product out measured in months as opposed to years if you would have to do an actual system on a chip. So in fact of the revenue that we ship associated with this some 20 to 30% of that will be in the form of software revenue and not for semiconductor revenue itself. So I think we are well down the path of the software being a critical element of our business as well and I clearly believe that when you look at our mobility business the thing that has really allowed us to differentiate ourselves and be significant is the software stack associated with our base band. And the significance that that has played with us in being successful and now having at this point in time something approaching two-thirds or greater of the 2.5G market share at Samsung. So and that is driven by the software capability associated with our internal business and the same firmware requirements on the disk drive side. So our leadership space is from a software viewpoint is clearly deployed across all of our businesses.


--------------------------------------------------------------------------------
 Harlan Sur  - Morgan Stanley - Analyst


 Thank you, and congratulations.


--------------------------------------------------------------------------------
Operator


 [Anthony Whey], [Coburn Capital].


--------------------------------------------------------------------------------
 Jack Schneider  - Coburn Capital - Analyst


 It is [Jack Schneider] for Tony Whey. My question was asked, but let me just give you some shareholder feedback. Initially we've been Agere shareholders for a while and we think this sounds great. We are very excited about the company and thank you, Rick because you came in here and really restructured this business and repositioned it for growth and listening to Abhi speak we are very excited about and interested in owning shares in the new company. So great job, guys. Thanks.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Thank you.


--------------------------------------------------------------------------------
Operator


 Thank you, ladies and gentlemen. Before I turn the call back to Mr. Talwalkar for some brief closing remarks I would like to let you know that a telephone replay of this conference call will be available today at approximately 10 AM Eastern standard time and can be accessed through December 8th. The replay access numbers are 1-888-286-8010 within the U.S. and 1-617-801-6888 for all other locations. The pass code number



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


is 15043040. The webcast will be archived at www.LSI.com/investors or www.Agere.com/webcast. I would now like to turn the call over to Mr. Talwalkar. Please go ahead, sir.


--------------------------------------------------------------------------------
 Abhi Talwalkar  - LSI lOgic Corp. - President, CEO


 Thank you. Before I sign off I just want to reiterate how excited we are about the combination with Agere and the many benefits we believe this transaction will enable us to deliver to our shareholders, employees and customers. LSI's well-established presence in the storage and consumer electronics market and Agere's broad footprint in storage mobility and networking will enable us to drive growth and shareholder value through the strengthening of our franchises in our market segments in the expansion of our existing customer relationships. By leveraging our increased scale, expanded IP portfolio and integrated workforce, LSI expects to be a stronger, more competitive innovator of core technology in building block solutions that enable businesses and consumers to store, protect and stay connected to their information and digital content. I look forward to the opportunity to speak with many of you in person about our expectations for this transformation transaction and to updating you on our progress in the coming quarters. That concludes our call for today. Thank you.


--------------------------------------------------------------------------------
Operator


 Thank you, ladies and gentlemen, for your participation in today's presentation. You may now disconnect, and have a wonderful day.



--------------------------------------------------------------------------------

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


ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. ("Agere") and LSI Logic Corporation ("LSI"). In connection with the proposed transaction, Agere and LSI intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by LSI with the SEC of a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus relating to the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at www.sec.gov. In addition, free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents will also be available when they become available on the Agere website at www.agere.com and on the LSI website at www.lsi.com. The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Agere and LSI, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Agere and LSI managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Agere and LSI and the combined company, as well as Agere's and LSI's and the combined company's future performance and the industries in which Agere and LSI operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future

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performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Agere and LSI; general economic and geopolitical factors, changes in the semiconductor and storage systems industries; the highly competitive nature of the segments in which Agere and LSI operate; reliance on a limited number of customers; the ability of suppliers to fill orders on a timely and reliable basis; the ability to hire and retain qualified personnel; the complex nature of Agere and LSI products; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others. For a more complete list and description of such risks and uncertainties, refer to Agere's Form 10-K for the year ended September 30, 2006 and LSI's Form 10-K for the year ended December 31, 2005, as well as other filings by Agere and LSI with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Agere and LSI disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.